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                                  EXHIBIT 10.2

                 PROMISSORY NOTE, GUARANTY AND PLEDGE AGREEMENT
                                 BY AND BETWEEN
                         COMMUNITY BANCSHARES, INC. AND
                              COLONIAL BANK, N.A.
                             DATED DECEMBER 1, 1998


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$2,963,841.91                                               December 1, 1998
                                                            Birmingham, Alabama

                                PROMISSORY NOTE
                                 (Non Recourse)

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A PORTION OF THIS PROMISSORY NOTE IS A RENEWAL AND REFINANCING OF THE
OBLIGATIONS OF BORROWER UNDER A $2,183,805.18 PROMISSORY NOTE DATED MAY 17,
1996.
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FOR VALUE RECEIVED, the undersigned (herein, along with any other maker, endorser, surety or guarantor hereof, shall be called "Borrower"), promises to pay, without recourse, to the order of COLONIAL BANK (hereinafter along with its successors and assigns called "Lender"), at Lender's office or at such other place as Lender may from time to time designate, without grace and in lawful money of the United States of America, the principal sum of Two Million Nine Hundred Sixty-Three Thousand Eight Hundred Forty-One and 91/100 Dollars ($2,963,841.91), together with interest and charges thereon (hereinafter "Obligation"), all as evidenced by the records of Lender.

I. INTEREST:

Borrower agrees to pay interest on the unpaid principal Obligation, in accordance with the terms hereof.

Interest on the unpaid principal Obligation shall be computed from the date hereof at a rate of 0.00% above the Colonial Base Rate (as herein defined), but in no event shall the interest rate exceed the maximum amount permitted by law. As of this date, the Colonial Bank Base Rate is 7.75%, making the interest rate accruing on the unpaid principal Obligation as of this date, 7.75%

The Colonial Bank Base Rate is a reference rate established by Lender for use in computing and adjusting interest. It is subject to increase, decrease or change, and is only one of the reference rates or indices that the Lender uses. The Lender may lend to others at rates of interest at, or greater or less than the Colonial Bank Base Rate or the rate provided herein.

The Colonial Bank Base Rate may change as often as daily. Any change in the interest rate resulting from a change in the Colonial Bank Base Rate shall take effect upon the change in the Colonial Bank Base Rate.

Interest from date on the outstanding unpaid principal balance shall be computed on the basis of a 365 day year by multiplying the product of the principal amount outstanding and the applicable rate by the actual amount of days elapsed and dividing by 365.

Both principal and accrued interest shall bear interest after maturity or default at the rate of 2.00% above the Colonial Bank Base Rate.

ADDITIONAL CHARGES: In addition to interest, Borrower has paid the following additional charges: $100.00 document fee and those other fees shown on the loan closing statement.


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


II.  PRINCIPAL AND INTEREST PAYMENTS:

The Borrower promises and agrees to pay principal and interest as follows:

         A. One Hundred Forty Three (143) consecutive monthly principal and interest installments of $31,677.31 followed by

         B. One (1) final installment equal to all of the principal of and interest on the Obligation then remaining unpaid.

If principal and interest are payable in installments, then the first installment will be due and payable on December 16, 1998 and the remaining installments will be due and payable on the same day of every month thereafter until both the principal and interest on this Obligation has been paid in full, or this note matures.

MATURITY DATE: Any provisions of this Note to the contrary notwithstanding, all outstanding and unpaid principal indebtedness evidenced hereby, plus accrued interest, shall be due and payable on November 16, 2010, which shall be the maturity date of this Note.

EFFECT OF VARIABLE RATE ON MONTHLY PAYMENTS: The monthly payment on this Obligation will increase or decrease, at the Lender's discretion, pursuant to a change in the Colonial Bank Base Rate. The fixed monthly installment has been calculated based upon a twelve (12) year amortization at a 7.75 % annual rate. In the event of a change in the Colonial Bank Base Rate, the Lender will review the amount of the monthly payment, and may, at Lender's discretion recalculate the amount of the monthly payment and so notify Borrower, who shall thenceforth make monthly payments in the amount so indicated. The ability of Lender to make changes in the amount of the monthly payment can occur upon each change of the Colonial Bank Base Rate. In the event Lender does not change the amount of the monthly payment when Colonial Bank Base Rate changes or any time thereafter, then the final payment due on this Obligation will increase.

APPLICATION OF PAYMENTS: Unless otherwise elected by Lender, all payments shall be applied as billed by Lender, and if not billed, then first to late and other charges, if any, payable hereunder or under any Loan Document, then to interest and then to principal.

LATE CHARGES FOR OVERDUE PAVMENTS: Any scheduled payment of principal or principal plus interest in default ten (10) days or more will be subject to a late charge of five percent (5.0%) of such scheduled payment. The late charge shall not be less than $0.50, nor exceed $100 for any late payment, except that such limitation shall be inapplicable if this Note is secured by real property. The late charge shall be charged only once for any late payment.

PREPAYMENT: The Borrower reserves the right, privilege, and option to prepay the principal indebtedness evidenced by this Note, or any part thereof, at any time without penalty, and interest shall cease to accrue on the amount or amounts of principal so prepaid. Any such prepayment shall be applied to unpaid principal installments hereunder in the inverse order of the maturities thereof. No partial principal prepayment shall defer the due date of any installment of principal and interest due hereunder.



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

III.  SECURITY:

This Note and the Obligation is secured (in accordance with the terms of a Pledge Agreement from Borrower to Lender dated this date) solely by the grant of a first lien security interest in 261,434 shares of the common stock of COMMUNITY BANCSHARES, INC. owned by BANK ONE TRUST, NA as Trustee (the "Trustee") of the COMMUNITY BANCSHARES, INC. EMPLOYEE STOCK OWNERSHIP PLAN (the "Plan") and held by the COMMUNITY BANCSHARES, INC. EMPLOYEE STOCK OWNERSHIP TRUST (the "Trust"). Lender agrees to release and deliver to the Trustee for the Borrower that number of common stock shares pledged hereunder as required by ERISA Regs. (26 C.F.R.) ss. 54.4975-7(b)(8)(i) taking into account both principal and interest.

This Note and the Obligation is further guaranteed by COMMUNITY BANCSHARES, INC.

IV.  EVENTS OF DEFAULT, AND DEFAULT:

The occurrence of any of the following events shall constitute an Event of Default hereunder, time being of the essence, entitling Lender, at Lender's option, and without further notice to the Borrower, to declare the entire Obligation (principal plus accrued interest and charges) immediately due and payable at once and in full with interest to date:

         Borrower's failure to pay when due or to perform or comply with any of the (i) obligations or provisions under this Note and any renewals, modifications, refinancing and extensions thereof, or the (ii) obligations or provisions under the Pledge Agreement.

Failure of the Lender to declare such indebtedness to be due and payable in the Event of a Default shall not constitute a waiver of the right later to declare the entire indebtedness to be at once due and payable.

V. PURPOSE OF LOAN:

This Note evidences a loan to be used by Borrower for acquisition of COMMUNITY BANCSHARES, INC.'s stock in order to continue to be able to fund the COMMUNITY BANCSHARES, INC. EMPLOYEE STOCK OWNERSHIP PLAN, and to repay existing indebtedness incurred for such purpose, and Borrower agrees to use the proceeds of this loan for only those purposes. Notwithstanding the foregoing, the Borrower hereby represents and warrants to Lender that the money which is the subject of the credit transaction is not for personal, family, household, or agricultural purposes within the meaning of the Federal Truth-in Lending Act or Regulation Z of the Federal Reserve Board issued pursuant thereto, and that said extension of credit is for business or commercial purposes (other than agricultural purposes).

VI. NON RECOURSE OBLIGATION:

Notwithstanding any provision to the contrary contained herein or in the Pledge Agreement, it is hereby expressly understood and agreed that, in the event Lender shall at any time take action to enforce the collection of the Obligation, Lender shall not seek a money judgement against the Trust or the Plan or the Trustee for any sum promised to be paid herein or in the Pledge Agreement, and Lender shall never institute suit, action, claim, at law or in equity against the Plan, the Trust or the Trustee, or collect from them personally any such sums; and if, as a result of sale of collateral described in the Pledge Agreement, a lesser sum is realized therefrom than the amount then due and owing under this Note, the Lender shall


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never institute any action, suit, claim or demand at law or in equity against the Trust, the Plan, or the Trustee. This Note shall be without recourse to the Plan, the Trust and the Trustee for any deficiency and the Lender's rights are limited solely to the stock pledged herein and any earning attributable to such collateral. Furthermore, notwithstanding anything herein to the contrary, all pledges, liability and collateral of the Plan for the indebtedness represented by this Note, are subject to and limited by, ERISA Regs. (26 C.F.R.) ss. 54.4975-7(b) and in the event of a default upon indebtedness represented thereby, the value of the trust assets transferred in satisfaction of the loan shall not exceed the amount of Obligation. Provided however, nothing contained herein shall be construed in any way to relieve COMMUNITY BANCSHARES, INC. of its obligations under its guaranty of Borrower's Obligation, nor to prevent Lender's enforcement of its rights under the Pledge Agreement.

VII. COMPLIANCE WITH ESOP PROVISIONS:

         It is expressly acknowledged and agreed that this Note and the Pledge Agreement and each provision hereof is intended strictly to comply in all respects and to be construed in accordance with and be subject to the provisions of the United States Code and the regulations and regulatory interpretations thereunder relating to employee stock ownership plans and loans thereto (the "ESOP Provisions"), including without limitation 26 U.S.C. ss. 401 & 4975, and 26 C. F. R. ss. 54.4975-7 and 29 C. F. R. ss. 2550-408b-3 and that the Obligation evidenced hereby qualifies as an "exempt loan" and a "stock acquisition loan" under the ESOP Provisions, and this Note shall be construed and be deemed to have been amended to the extent necessary to comply with the ESOP Provisions. Without limiting the generality of the foregoing, it is expressly acknowledged and agreed that the Lender shall release collateral pledged hereunder at least as rapidly as required by 26 C.F.R. ss. 54.4975-7(b)(8)(i) as the Obligation is paid.

VIII.  WAIVERS, COST OF COLLECTION, MISCELLANEOUS:

The Borrower hereby agrees to pay all costs of collecting or attempting to collect this Note and the Obligation, including court cost, expenses of collection, and including a reasonable attorney's fee, if the same be collected by an attorney consulted with reference to suit or otherwise.

The Borrower and all sureties, endorser and guarantors of this Note, to the extent not prohibited by applicable law or regulation, hereby jointly and severally, (a) waive as to this debt or any renewal, modification, extension or refinancing thereof all rights of exemption under the Constitution or laws of Alabama or any other state as to real or personal property; (b) waive demand, presentment, notice of non-payment, protest, notice of protest, notice of dishonor, all other notice, suit against any party, diligence in collection of this note, the release of any party primarily or secondarily liable thereon or any collateral pledged as security, and all other requirements necessary to hold Borrower liable hereunder; and (c) agree and consent to any one of more extensions or postponements of time of payment of this Note or any other indulgences with respect hereto, without notice thereof to any of them, and without release of liability as to any Borrower or any of them.

Borrower agrees to provide Lender, upon request, any financial statements or information Lender may deem necessary; and Borrower warrants that all financial statements and information so provided shall be accurate, correct, and complete.

Lender's books and records showing the account between us shall be admissible in evidence in any action or proceeding, shall be binding upon us for the purposes of establishing the items therein set forth and shall constitute prima facie proof thereof.


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The Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies, and no waiver of any kind shall be valid against the Lender; unless in writing and signed by the Lender. All rights and remedies hereunder and under any statute or rule of law shall be cumulative and may be exercised successively or concurrently. This note shall be governed by and construed in accordance with the laws of the State of Alabama. BORROWER CONSENTS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN BIRMINGHAM, ALABAMA AND WAIVES ANY OBJECTION WE MAY HAVE BASED UPON IMPROPER VENUE OR FORUM NON CONVENIENS OR TO THE CONDUCT OF ANY PROCEEDINGS IN ANY SUCH COURT. IN ANY JUDICIAL PROCEEDING BROUGHT WITH RESPECT TO, RELATING TO, OR PERTAINING TO THIS NOTE, THE LOAN DOCUMENTS, THE OBLIGATION, THE
ADMINISTRATION, HANDLING OR COLLECTION OF THE OBLIGATION, OR THE ACTIONS OF LENDER, THE BORROWER ANY RIGHT TO TRLAL BY JURY. Borrower covenant and agree that Borrower will furnish Lender a prompt written notice of any action or inaction by Lender or any of Lender's agents or attorneys in connection with this Note, the Loan Documents, or the advances or obligations thereunder, that may be actionable against Lender, Lender's agents, Lender's attorneys, or a defense to payment of the Borrower's obligations to Lender for any reason, including, but not limited to, commission of a tort or violation of any contractual duty or duty implied by law. Borrower further agrees that, unless this notice is duly given as promptly as possible (and in any event within ten
(10) days) after Borrower has knowledge or with the exercise of reasonable diligence should have had knowledge of any such action or inaction, Borrower will not assert and shall be deemed to have waived, any claim or defense arising therefrom.

The Borrower understands that the Lender may from time to time enter into a participation agreement or agreements with one or more participants pursuant to which such participant or participants shall be given participation in advances made under this note and that such participants may from time to time similarly grant to other participants subparticipations in such advances.

Singular or plural words used herein shall be taken to refer to the undersigned, whether one or more than one, and this Note shall bind each of the undersigned, jointly and severally.

If any provision of this Note is or becomes invalid or unenforceable, the remaining provisions shall not be affected thereby.

Any change or modification to this Note must be in writing and signed by both Lender and Borrower.

IX.  EXECUTION:

This note has been executed by the Borrower without condition that anyone else should sign or become bound hereunder and without any other conditions whatever being made. The provisions hereof are binding on the successors and assigns of the Borrower and shall inure to the benefit of the Lender and its successors and assigns, and every subsequent holder of this Note. Borrower acknowledges receipt of a completed copy hereof, and of any other instrument executed by Borrower before this transaction is consummated.

                      [SIGNATURES CONTINUED ON NEXT PAGE]


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IN WITNESS WHEREOF, we have caused this note to be executed, sealed and delivered in Birmingham, Alabama on the day and year first above written.

       CAUTION -- IT IS IMPORTANT THAT YOU THOROUGHLY READ THIS CONTRACT
                              BEFORE YOU SIGN IT.

                   COMMUNITY BANCSHARES, INC. EMPLOYEE STOCK
                   OWNERSHIP TRUST

                   By:    BANK ONE TRUST, NA As Trustee

                          By:   /s/  Stella LeBlanc
                             --------------------------------------------------
                                     Stella LeBlanc  (Its Relationship Manager)

                   By:    Its Administrative Committee

                          By:   /s/  Bishop K. Walker, Jr.
                             --------------------------------------------------
                                     Bishop K. Walker, Jr.       (Member)

                          By:   /s/  Denny Kelly
                             --------------------------------------------------
                                     Denny Kelly                 (Member)

                          By:   /s/  Kennon R. Patterson, Sr.
                             --------------------------------------------------
                                     Kennon R. Patterson, Sr.    (Member)



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                                    GUARANTY

  COLONIAL BANK
  P.O. Box 1887
  Birmingham, Alabama, 35201

  Ladies and Gentlemen:

  In consideration of and in order to induce you to enter into a Promissory Note, financing arrangement and/or any modifications, amendments, supplements, and renewals thereto or thereof (all hereinafter referred to collectively as "the Loan Agreement") with COMMUNITY BANCSHARES, INC. EMPLOYEE STOCK OWNERSHIP TRUST and COMMUNITY BANCSHARES, INC. EMPLOYEE STOCK OWNERSHIP PLAN (hereinafter jointly, severally and collectively referred to as the "Borrower") and/or to make loans and advances to the Borrower, and for other good and valuable consideration, the undersigned agrees to be, without deduction by reason of setoff, defense, or counterclaim of the Borrower, primarily liable for the due performance and prompt payment of all of the obligations of the Borrower to you, to all present and future subsidiaries, assigns, and affiliates of COLONIAL BANK (hereinafter collectively referred to as "Bank") no matter when or how arising, whether under a note, the Loan Agreement, or any other present or future agreement with Bank, and specifically including any and all interest, attorney fees, and cost pertaining thereto, or which accrue after an order for relief is entered against Borrower in any Bankruptcy proceedings (all of which are hereafter collectively referred to as "Obligations").

  The undersigned consents to and hereby waives any and all notice of the making of any modification, amendment, renewal or extension of any note or Loan Agreement or any supplement thereto; the making of any other agreement; the incurring of any other debts or obligations by the Borrower to Bank; the granting to the Borrower or to any obligor, of any extensions of time to make any payments to perform or discharge any Obligations (or waive such performances and/or discharge); the compounding, compromising, and/or adjusting of any claim against the Borrower or any such obligor or debtor; the accepting or releasing of any security either of Borrower or of any third party; and all other notices which the undersigned is entitled. No act on Bank's part and nothing other than the full payment, performances, and discharge of all Obligations shall operate to discharge or satisfy the liability of the undersigned hereunder. The liability of the undersigned hereunder is primary, direct and unconditional and may be enforced without first resorting to any rights or remedies Bank may have against the Borrower, any other person, any other entity, or against any security.

  The undersigned agrees that this Guaranty, and all Obligations secured hereby, shall remain in full force and effect and in its original tenor at all times hereinafter during the term hereof, notwithstanding i) the unenforceability, non-existence, invalidity, or non-perfection of any of the Obligations, or any instrument or agreement guaranteeing or securing the Obligations, or of any lien, pledge, assignment, security interest or conveyance given as security for the Obligations; ii) the failure of Bank to pursue any collateral securing the Obligations or the failure to file a claim against the Borrower or any other guarantor of the Obligation in any proceeding pertaining to the death, insolvency, or bankruptcy of such person or entity; or iii) any action or undertakings by, or against, Bank or Borrower or concerning any collateral which is secured, pledged or assigned to the Bank in connection with the obligation in any proceeding in the United States Bankruptcy Court; including without limitation, matters relating to valuation of collateral, election or imposition of secured or unsecured claim status upon claims by the Bank pursuant to any Chapter of the Bankruptcy Code, as may be applicable from time to time.


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This instrument is a continuing guaranty and agreement, extending to and covering all Obligations of the Borrower arising both before and after the termination of the undersigned's relationship with Borrower. This guaranty is terminable by the undersigned only after the expiration of the Loan Agreement, by notice sent to Bank by registered mail, return receipt requested, and such termination shall become effective on the thirtieth day after actual receipt by Bank of such notice and shall apply only to transactions having their inception thereafter. Any termination by or release of any guarantor in whole or in part (including without limitation any release by you of the undersigned or of any other guarantor) shall not affect the continuing liability of any other guarantors whether under this or any other instrument.

All claims of any kind whatsoever which the undersigned may now or may hereafter acquire against the Borrower, including rights of indemnity, are hereby assigned to Bank, and such claims, as well as all money, security, and property of the undersigned which may at any time be in Bank's possession, shall be deemed held as security and subject to the Bank's right of set-off, for all of the Obligations of Borrower and of the undersigned to Bank whether now or hereafter acquired and no matter how arising and whether under this instrument or otherwise.

Prior to the execution of this Guaranty, and immediately after the execution of this Guaranty, the undersigned was and is solvent, and paying its debts as they come due. So long as there shall be an Obligation due Bank, the undersigned covenants and agrees that the undersigned will furnish Bank: (a) as soon as available and in any event within ninety (90) days after the end of each year the undersigned's financial statement, and if requested by Bank, balance sheet and copies of the related statements of income, changes in capital accounts and changes in financial position for such year; (b) a prompt written report of any material adverse change in the undersigned's financial condition; and (c) a prompt written notice of any action or inaction by Bank or any of Bank's agents or attorneys in connection with this Guaranty, the Loan Agreement or the Obligations, that may be actionable against Bank, Bank's agents, Bank's attorneys, or a defense to payment of the Obligations for any reason, including, but not limited to, commission of a tort or violation of any contractual duty or duty implied by law. The undersigned agrees that unless the notice provided for in subclause "(c)" hereof is duly given as promptly as possible (and in any event within ten (10) days) after the undersigned has knowledge or with the exercise of reasonable diligence should have had knowledge of any such action or inaction, we will not assert and shall be deemed to have waived, any claim or defense arising therefrom.

In the event any payment of principal or interest received upon this Obligation and paid by the undersigned or any other guarantor, surety, co-maker or endorser, shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference under the bankruptcy or insolvency laws of the United States or otherwise due to any party other than the Bank; then in any such event, the obligation of said undersigned and any security pledged by the undersigned to secure such obligation, shall remain as an Obligation due hereunder and as security for such Obligation, and shall not be considered as having been extinguished by said payment or payments, notwithstanding return by the Bank to the undersigned of the original hereof, and shall survive the same in their original terms, without exception. Upon full or partial payment of the Obligations, Bank, at its discretion, may retain its security interest in any property pledged by the undersigned as security for the Obligations or this guaranty, until the expiration of any preference periods set out in the bankruptcy laws of the United States.

Your books and records show in the accounts and transactions between you and the Borrower shall be admissible in any action or proceeding, and shall be binding upon us for the purpose of establishing the items therein set forth, and shall constitute prima facie proof thereof. THE UNDERSIGNED


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CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN
BIRMINGHAM, ALABAMA AND WAIVES ANY OBJECTION WE MAY HAVE BASED UPON IMPROPER VENUE OR FORUM NON CONVENIENS OR TO THE CONDUCT OF ANY PROCEEDINGS IN ANY SUCH COURT. IN ANY JUDICIAL PROCEEDING BROUGHT WITH RESPECT TO THE LOAN AGREEMENT OR THIS GUARANTY, THE UNDERSIGNED WAIVES ANY RIGHT TO TRIAL BY JURY. In the event any claim under this instrument is referred to an attorney for collection, the undersigned, in addition to the liability as hereinabove set forth, shall be liable for attorneys' fees and cost of collection incurred by the Bank in collecting the unpaid indebtedness and Obligations of Borrower to Bank, or an amount equal to 15% of the unpaid indebtedness and Obligations of the Borrower to Bank, whichever is greater. The undersigned waives any right to exemption under the Constitution of the State of Alabama or any other state as to any indebtedness or obligation created hereunder.

This instrument and the agreements executed contemporaneously herewith, represent the entire and complete agreement between the undersigned and Bank. This instrument cannot be changed or terminated orally, shall be interpreted in accordance with the laws of the State of Alabama, shall be binding upon the undersigned and the respective heirs, executors, administrators, successors, and assigns of the undersigned, and shall inure to the benefit of Bank and its successors and assigns. The term "undersigned" as used in the agreement shall mean COMMUNITY BANCSHARES, INC., and its successors.

Executed under my hands and seals this lst day of December, 1998

                                    COMMUNITY BANCSHARES, INC.


                                    By:   /s/  Kennon R. Patterson, Sr.
                                       ----------------------------------------
                                               Kennon R. Patterson, Sr.
                                        (Chairman of the Board and President)

ATTEST:   /s/ Bishop K. Walker, Jr.
       --------------------------------------------
              Bishop K. Walker, Jr.     (Secretary)


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


                                PLEDGE AGREEMENT

To induce COLONIAL BANK (hereinafter referred to as Lender) to make a loan to COMMUNITY BANCSHARES, INC.' EMPLOYEE STOCK OWNERSHIP TRUST and COMMUNITY BANCSHARES, INC. EMPLOYEE STOCK OWNERSHIP PLAN (hereinafter jointly, severally and collectively referred to as Borrower) the undersigned does herewith deposit, transfer, assign, convey and pledge to Lender as collateral security to the Obligation cited herein the following Stock certificates and Securities belonging to the undersigned, free of any claim, encumbrances, lien, or prior assignments, to secure the obligations evidenced by that certain Promissory Note dated this day, in the amount of $2,963,841.91, executed by Borrower (hereinafter "Loan" or "Obligation"), and all renewals and modifications thereof, to wit:

         261,434 shares of the common stock of COMMUNITY BANCSHARES, INC., along with all stock dividends, stock splits, and proceeds (whether in cash or in kind) of any of the foregoing or pertaining to the foregoing.

         (all of the above, along with all stock dividends, stock splits and proceeds, hereinafter referred to as "Securities")

        It is understood that these Securities hereby pledged to Lender as Collateral for the Loan shall not be sold or liquidated, without the consent of Lender, until said Loan, principal and interest, and all other obligations of the Borrower to Lender have been paid in full, provided however, it is expressly acknowledged and agreed that this agreement and each provision hereof is intended strictly to comply in all respects and to be construed in accordance with and be subject to the provisions of the United States Code and the regulations and regulatory interpretations thereunder relating to employee stock ownership plans and loans thereto (the "ESOP Provisions"), including without limitation 26 U.S.C. ss.ss. 401 & 4975, and 26 C.F.R. ss. 54.4975-7 and 29 C.F.R. ss. 2550-408b-3 and that the Loan secured hereby qualifies as an "exempt loan" and a "stock acquisition loan" under the ESOP Provisions. This agreement shall be construed and be deemed to have been amended to the extent necessary to comply with the ESOP Provisions. Without limiting the generality of the foregoing, it is expressly acknowledged and agreed that the Lender shall release collateral pledged hereunder as required by 26 C.F.R. ss. 54.4975-7(b)(8)(i) as the Loan is paid.

        Upon the failure of the Borrower to pay the Loan according to the terms of the Note, Loan, or other document evidencing the Loan, or upon a default in said obligation as defined in the Note, Loan documents, or other documents evidencing the Loan, then the aforementioned liability of the Borrower to Lender shall become immediately due and payable, notwithstanding any credit or time allowed to the Borrower by any instrument evidencing such liability. In any of the aforementioned events, the Lender may immediately without advertisement, and without notice to the undersigned, sell any of the Securities, as against said indebtedness or liability of the Borrower, at private sale or broker's board, or otherwise, or may, without notice, discount, collect compound, compromise, settle, manage, and turn the same into cash according to opportunity, at the discretion of Lender and apply the proceeds thereof as far as needed toward the payment of said indebtedness or liability, together with interest and all expenses (legal or otherwise) for sale or collection. If any such sale be at broker's board or at public auction, Lender may itself be a purchaser at such sale free from any right of equity of redemption of the undersigned, such right and equity being hereby waived and released.

         The undersigned consents to and hereby waives any and all notice of the making of any modification, amendment, -renewal or extension of any note or agreement evidencing the Obligation, or any supplement thereto; the making of any other agreement; the incurring of any other debts or obligations by the Borrower to Lender or others and/or of the pledge, sale, transfer, and/or assignment thereof; the granting of security interests therein to Lender; the granting to the Borrower or to any obligor or debtor of any obligation or debts assigned


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


to Lender, of any extensions of time to make any payments to perform or discharge any Obligation (or waive such performances and/or discharge); the compounding, compromising, and/or adjusting of any claim against the Borrower or any such obligor or debtor; the accepting or releasing of any security either of Borrower or of any third party; and all other notices which the undersigned is entitled. No act on Lender's part and nothing other than the full payment, performances, and discharge of all Obligation shall operate to discharge or satisfy the liability of the undersigned hereunder. The liability of the undersigned hereunder is primary, direct and unconditional and may be enforced without first resorting to any rights or remedies Bank may have against the Borrower, any other person, any other entity, or against any security.

        The undersigned agrees that this Pledge Agreement, and all Obligation secured hereby, shall remain in full force and effect and in its original tenor at all times hereinafter during the term hereof, notwithstanding i) the unenforceability, non-existence invalidity, or non-perfection of the Obligation, or any instrument or agreement guaranteeing or securing the Obligation, or of any lien, pledge, assignment, security interest or conveyance given as security for the Obligation; ii) the failure of Lender to pursue any collateral securing the Obligation or the failure to file a claim against the Borrower or any other guarantor of the Obligation in any proceeding pertaining to the death, insolvency, or bankruptcy of such person or entity; or iii) any action or undertakings by, or against, Lender or Borrower or concerning any collateral which is secured, pledged or assigned to the Lender in connection with the obligation in any proceeding in the United States Bankruptcy Court; including without limitation, matters relating to valuation of collateral, election or imposition of secured or unsecured claim status upon claims by the Lender pursuant to any Chapter of the Bankruptcy Code, as may be applicable from time to time.

        This pledge shall be binding upon the undersigned and the heirs, executors, and administrators of the undersigned and shall enure to the benefit of Lender, its successors, and assigns

        This instrument shall be construed and given effect according to the laws of the State of Alabama, the applicable provisions of ERISA, the Internal Revenue Code, and other applicable federal laws.

                      [SIGNATURES CONTINUED ON NEXT PAGE]



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


           EXECUTED at Birmingham, Alabama, this lst day of December, 1998.

                          COMMUNITY BANCSHARES, INC. EMPLOYEE STOCK
                          OWNERSHIP TRUST and COMMUNITY BANCSHARES, INC. EMPLOYEE STOCK OWNERSHIP PLAN

                   By:    BANK ONE TRUST, NA As Trustee

                          By:   /s/  Stella LeBlanc
                             --------------------------------------------------
                                     Stella LeBlanc   (Its Relationship Manager)

                   By:    Its Administrative Committee

                          By:   /s/  Bishop K. Walker, Jr.
                             --------------------------------------------------
                                     Bishop K. Walker, Jr.      (Member)

                          By:   /s/  Denny Kelly
                             --------------------------------------------------
                                     Denny Kelly                (Member)

                          By:   /s/  Kennon R. Patterson, Sr.
                             --------------------------------------------------
                                     Kennon R. Patterson, Sr.   (Member)

STATE OF LOUISIANA
COUNTY OF BLOUNT

        I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that Stella LeBlanc, whose name as Relationship Manager of BANK ONE TRUST, NA as trustee of COMMUNITY BANCSHARES, INC. EMPLOYEE STOCK OWNERSHIP TRUST, a trust, and COMMUNITY BANCSHARES, INC. EMPLOYEE STOCK OWNERSHIP PLAN, a plan, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, she, as such officer, and with full authority, executed the same voluntarily, as an act of said corporation, acting in its capacity as trustee as aforesaid.

         Given under my hand and official seal, this the 1st day of December, 1998.

                        /s/ Elaine E. Corvin
                        -------------------------------------------------------
                        NOTARY PUBLIC
                        My Commission Expires: 7/22/2001
                                               --------------------------------


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


STATE OF ALABAMA  )
JEFFERSON COUNTY  )

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that Bishop K. Walker, Jr., Denny Kelly, and Kennon R. Patterson, Sr, whose name as members of the administrative committee of COMMUNITY BANCSHARES, INC. EMPLOYEE STOCK OWNERSHIP TRUST, a trust, and COMMUNITY BANCSHARES, INC. EMPLOYEE STOCK OWNERSHIP PLAN, a plan, are signed to the foregoing instrument and who are known to me, acknowledged before me on this day that, being informed of the contents of said instrument, they, as such members, and with fall authority, executed the same voluntarily, as an act of said committee, acting in its capacity as administrative committee as aforesaid.


         Given under my hand and official seal, this the 1st day of December, 1998.



                        /s/ Elaine E. Corvin
                        -------------------------------------------------------
                        NOTARY PUBLIC
                        My Commission Expires: 7/22/2001
                                               --------------------------------



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